UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2015
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Stonegate Mortgage Corporation
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	001-36116 (Commission File Number)	34-1194858 (IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300 Indianapolis, Indiana 46240 (Address of principal executive offices)

Registrant's telephone number, including area code: (317) 663-5100

Not applicable. (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The news release of Stonegate Mortgage Corporation (the "Registrant"), dated February 26, 2015, announcing its fourth quarter and annual 2014 financial results is attached hereto as Exhibit 99.1. The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) - (c) Not applicable.

(d) Exhibits:

99.1    Text of press release by the Registrant dated February 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION
(Registrant)

Date: February 26, 2015	By:	/S/ Robert B. Eastep
Robert B. Eastep
Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)